UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 25, 2009

Sysco Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive office) (zip code)
Registrant’s telephone number, including area code: (281) 584-1390
N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On August 21, 2009, Sysco Corporation (“Sysco”) and its affiliate, Baugh Supply Chain Cooperative (“BSCC”), entered into a settlement agreement (the “Settlement Agreement”) with the Internal Revenue Service (the “IRS”). As previously disclosed in Sysco’s Quarterly Reports on Form 10-Q for the first three quarters of fiscal 2009, the IRS, in connection with its audit of Sysco’s fiscal 2003 and 2004 federal income tax returns, proposed adjustments related to the federal income tax treatment of the operations of the BSCC cooperative that would have accelerated amounts that Sysco had deferred and resulted in payment of interest by Sysco on the federal income tax liability on those deferred amounts. During the fourth quarter of fiscal 2009, the IRS also proposed similar adjustments for Sysco’s fiscal 2005 and 2006 federal income tax returns. The Settlement Agreement fully resolves these disputes. Sysco issued a press release dated August 25, 2009 to announce resolution of the matter and hereby incorporates by reference herein the information set forth in the press release, a copy of which is attached hereto as Exhibit 99.1.
The material terms of the Settlement Agreement are:
•	Sysco will pay to the IRS the following amounts:
o	$104,000,000 by August 31, 2009;

o	$212,000,000 on September 15, 2009; and

o	$636,000,000 to be paid in payments of $53,000,000 with Sysco’s estimated quarterly tax payments, commencing October 15, 2009 and ending June 15, 2012.
•	The parties agree that the issue of BSCC’s method of accounting for distributions to its domestic members for the taxable years ended October 25, 2003, October 30, 2004, October 29, 2005 and October 28, 2006 is settled, with finality, and that no adjustments shall be made to BSCC’s gross income, taxable income or income tax liability for such taxable years.

•	Beginning with Sysco’s tax year ended June 28, 2008, Sysco’s method of accounting for distributions received from BSCC is changed so that Sysco will include such amounts in the income reported in its federal consolidated return at the same time that these amounts are included in income by BSSC, rather than when the distributions are received by Sysco. BSCC is allowed a corresponding deduction for such income at the time of the income inclusion in Sysco’s consolidated return.

•	The parties agree that BSCC and its domestic regional cooperatives are corporations operating on a cooperative basis under Subchapter T of the Internal Revenue Code.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01 EXHIBITS.
(a) Financial Statements of Businesses Acquired.
Not applicable.

(b) Pro Forma Financial Information.
Not applicable.
(c) Shell Company Transactions.
Not applicable.
(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated August 25, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation
Date: August 25, 2009	By:	/s/ Michael C. Nichols
Michael C. Nichols
Senior Vice President, General Counsel and Corporate Secretary